UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2019

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IDSY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2019, Powerfleet Israel Holding Company Ltd. (“Pointer Holdco” and together with Pointer Telocation Ltd., the “Borrowers”), a wholly-owned subsidiary of I.D. Systems, Inc. (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) with Bank Hapoalim B.M. (“Hapoalim”), pursuant to which Hapoalim has agreed to provide Pointer Holdco with two senior secured term loan facilities in an aggregate principal amount of $30 million (comprised of two facilities in the aggregate principal amount of $20 million and $10 million, respectively (the “Term A Facility” and “Term B Facility”, respectively, and collectively, the “Term Facilities”)) and a five-year revolving credit facility to Pointer Telocation Ltd. (“Pointer”) in an aggregate principal amount of $10 million (the “Revolving Facility” and together with the Term Facilities, the “Credit Facilities”). The Credit Agreement was entered into in connection with the previously announced merger of Powerfleet Israel Acquisition Company Ltd., a direct wholly-owned subsidiary of Pointer Holdco and an indirect wholly-owned subsidiary of the Company (“Pointer Merger Sub”), with and into Pointer, with Pointer surviving as a direct, wholly-owned subsidiary of Pointer Holdco (the “Pointer Merger”), pursuant to the Agreement and Plan of Merger, dated as of March 13, 2019, by and among the Company, PowerFleet, Inc. (“Parent”), Pointer, Pointer Holdco and Pointer Merger Sub (the “Merger Agreement”), and the transactions contemplated by the Investment and Transaction Agreement, dated as of March 13, 2019, by and among the Company, Parent, PowerFleet US Acquisition Inc. and ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (as amended, the “Investment Agreement”), which were previously described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2019, May 20, 2019 and June 27, 2019.

Hapoalim will be obligated to make the Credit Facilities available to the Borrowers upon the satisfaction of certain customary closing conditions, including but not limited to the closing of the transactions contemplated by the Merger Agreement and the Investment Agreement (the “Transactions”). In addition, upon the closing of the Transactions, Pointer will become a party to the Credit Agreement.

The proceeds of the Term Facilities may be used by Pointer Holdco solely to finance a portion of the cash consideration payable in the Pointer Merger, including any fees, costs, and expenses related thereto, and the proceeds of the Revolving Facility may be used by Pointer for general corporate purposes, including working capital and capital expenditures, or, if the proceeds of the Term Facilities have been fully utilized, at Pointer Holdco’s discretion, to finance a portion of the cash consideration payable in the Pointer Merger, including any fees, costs, and expenses related thereto.

The Credit Facilities will be secured by first ranking and exclusive fixed and floating charges, including by Pointer Holdco over the entire share capital of Pointer and by Pointer over all of its assets, as well as cross guarantees between Pointer Holdco and Pointer. No assets of the Company will serve as collateral under the Credit Facilities. In connection with the foregoing security interests, Hapoalim will also serve as the security agent, in addition to its role as the lender under the Credit Agreement.

The Credit Facilities will mature on the fifth anniversary of the date of closing of the Transactions (the “Closing Date”). Borrowings under the Credit Facilities may be voluntarily prepaid at any time, in whole or in part, subject to payment of a prepayment premium equal to (i) 2% of the principal amount prepaid if such prepayment occurs before the first anniversary of the Closing Date, or (ii) 1% of the principal amount prepaid if such prepayment occurs on or after the first anniversary of the Closing Date but before the second anniversary of the Closing Date. No prepayment premium is payable if prepayment occurs on or after the second anniversary of the Closing Date, other than reimbursement of Hapoalim’s breakage costs. Voluntary prepayments must be made in minimum increments of NIS 1 million. In addition to certain customary mandatory prepayment requirements, the Credit Agreement also requires Pointer Holdco to make prepayments on the Term Facilities to the extent it receives distributions from Pointer, except for any such distributions made to cover certain expenses of Pointer Holdco in its normal course of operations.

The Term A Facility amortizes in quarterly installments over its five-year term and will be payable in the following aggregate annual amounts: (i) 10% of the principal amount of the Term A Facility from the Closing Date until the first anniversary of the Closing Date, (ii) 25% of the principal amount of the Term A Facility from the first anniversary of the Closing Date until the second anniversary of the Closing Date, (iii) 27.5% of the principal amount of the Term A Facility from the second anniversary of the Closing Date until the fourth anniversary of the Closing Date, and (iv) 10% of the principal amount of the Term A Facility from the fourth anniversary of the Closing Date until the fifth anniversary of the Closing Date. The Term B Facility does not amortize and will be payable on the fifth anniversary of the Closing Date.

Borrowings under the Term Facilities will bear interest at a base rate (as defined in the Credit Agreement) plus, in the case of borrowings under the Term A Facility, a margin of 4.45%, and, in the case of borrowings under the Term B Facility, a margin of 5.4%. The base rate will be determined as of the Closing Date. Borrowings under the Revolving Facility will bear interest (i) in the case of borrowings made in NIS, at the applicable prime interest rate plus 2.5%, or (ii) in the case of borrowings made in U.S. dollars, at LIBOR plus 4.6%. Borrowings under the Term Facilities will be denominated in NIS, based on the applicable conversion rate at the time of conversion but will be made available to the Borrowers in U.S. dollars if requested by the Borrowers.

The Borrowers are required to pay a credit allocation fee equal to 0.5% per annum on undrawn and uncancelled amounts of the Credit Facilities during the period commencing on August 19, 2019 and ending on the earlier of the Closing Date of November 30, 2019. In addition, Pointer is required to pay a credit allocation fee equal to 1% per annum on undrawn and uncancelled amounts of the Revolving Facility during the period commencing on the Closing Date and ending on the maturity date. The Company and Pointer Holdco have also paid certain upfront fees and other fees and expenses to Hapoalim in connection with the Credit Agreement.

The Credit Agreement contains certain customary affirmative and negative covenants, including financial covenants with respect to Pointer’s net debt levels, the ratio of each Borrower’s net debt to EBITDA, Pointer Holdco’s minimum equity, the ratio of Pointer Holdco’s equity to its total assets and the ratio of Pointer’s EBIT to current payments under the Credit Facilities. The Credit Agreement also includes representations, warranties, events of default and other provisions customary for financings of this type. The occurrence of any event of default under the Credit Agreement may result in all outstanding indebtedness under the Credit Facilities becoming immediately due and payable.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 2.03.

Important Information for Investors and Stockholders

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the proposed transactions among Parent, the Company and Pointer, Parent, the Company and Pointer have filed, and will file, relevant materials with the SEC. On May 24, 2019, Parent filed with the SEC a registration statement on Form S-4, as amended on July 1, 2019 and July 23, 2019, containing a joint proxy statement of the Company and Pointer that also constitutes a prospectus of Parent. The registration statement was declared effective by the SEC on July 25, 2019, and the Company and Pointer commenced mailing the definitive joint proxy statement/prospectus to stockholders of the Company and Pointer on or about July 29, 2019 and August 1, 2019, respectively. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND POINTER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Parent, the Company or Pointer (when available) through the website maintained by the SEC at www.sec.gov.

Certain Information Regarding Participants

The Company, Pointer and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on April 1, 2019, as amended on April 30, 2019. Information about the directors and executive officers of Pointer is set forth in its Annual Report on Form 20-F for the year ended December 31, 2018, which was filed with the SEC on April 1, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is and will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of federal securities laws. The Company’s, Pointer’s and the combined business’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Pointer’s expectations with respect to their beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding: prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information of the Company, Pointer and the combined business; emerging new products; and plans, strategies and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. Most of these factors are outside the parties’ control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements for the proposed transactions or could otherwise cause the proposed transactions to fail to close; (2) the risks or uncertainties of taking on significant new indebtedness and/or issuance of significant new equity to finance the transactions; (3) conditions to the closing of the transactions may not be satisfied and required regulatory approvals may not be obtained; (4) the outcome of any legal proceedings that may be instituted against the Company or Pointer following the announcement of the transaction agreements and the proposed transactions; (5) the inability to complete the proposed transactions, including due to failure to obtain approval of the stockholders of the Company or Pointer or other conditions to closing in transaction agreements; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transactions; (7) the inability to obtain or maintain the listing of the shares of common stock of Parent on Nasdaq; (8) the risk that the proposed transactions disrupt current plans and operations as a result of the announcement and consummation of the proposed transactions; (9) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the ability of the Company to integrate successfully the business, operations and employees of Pointer and the ability of the combined company to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed transactions; (11) changes in applicable laws or regulations; (12) the possibility that the Company or Pointer may be adversely affected by other economic or business conditions, and/or competitive factors; (13) the loss of the Company’s or Pointer’s key customers or reduction in the purchase of products or services by any such customers; (14) the failure of the market for the Company’s or Pointer’s products and services to continue to develop; (15) the inability to protect the Company’s or Pointer’s intellectual property; (16) the effects of competition from a variety of local, regional, national and other providers of wireless solutions; and (17) other risks and uncertainties detailed from time to time in the Company’s, Pointer’s and Parent’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2018, Pointer’s annual report on Form 20-F for the year ended December 31, 2018 and Parent’s registration statement on Form S-4 filed with the SEC on May 24, 2019, as amended on July 1, 2019 and July 23, 2019. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company or Pointer. Unless otherwise required by applicable law, the Company and Pointer assume no obligation to update the information contained in this report, and expressly disclaim any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Credit Agreement, dated August 19, 2019, by and among Powerfleet Israel Holding Company Ltd., Pointer Telocation Ltd. and Bank Hapoalim B.M.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Chris Wolfe
Name:	Chris Wolfe
Title:	Chief Executive Officer

Date: August 23, 2019